Exhibit 10.1
Execution Version

INCREMENTAL FACILITY AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 12, 2020 (this “Amendment”), is made and entered into by and among BALDWIN RISK PARTNERS, LLC, a Delaware limited liability company (the “Borrower”), each of the Guarantors party hereto, each of the entities with an Incremental Revolving Credit Commitment (as defined below) listed under the caption “Incremental Revolving Credit Lenders” on the signature pages hereto (each, in such capacity, an “Incremental Revolving Credit Lender” and, collectively, the “Incremental Revolving Credit Lenders”) and JPMORGAN CHASE BANK, N.A., as Agent (in such capacity, the “Agent”). JPMORGAN CHASE BANK, N.A. is acting as sole lead arranger and sole bookrunner.
WHEREAS, reference is made to the Fourth Amended and Restated Credit Agreement dated as of December 19, 2019 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the lenders and issuing banks from time to time party thereto and the Agent;
WHEREAS, it is intended that the Borrower will obtain the Incremental Revolving Credit Commitments (as defined below) in the form of an increase to the Commitments (as defined in the Credit Agreement) (the “Transactions”);
WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 2.09 of the Credit Agreement, the Borrower has requested that (a) the Incremental Revolving Credit Lenders provide Incremental Revolving Credit Commitments in an aggregate principal amount of $75,000,000, and (b) the Credit Agreement be amended pursuant to Section 2.09(f) and Section 9.02(d) thereof in the manner provided for herein;
WHEREAS, (x) the Incremental Revolving Credit Lenders are willing to provide the Incremental Revolving Credit Commitments to the Borrower on the Incremental Amendment Effective Date and (y) the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment constitutes a “Loan Document” (as defined in the Credit Agreement).
SECTION 2.     Incremental Revolving Credit Commitments.
(a)     Incremental Revolving Credit Commitments.
(i)    Each Incremental Revolving Credit Lender hereby agrees, severally and not jointly, to provide an Incremental Revolving Credit Commitment to the Borrower, effective as of the Incremental Amendment Effective Date, in dollars in an aggregate principal amount equal to the amount set forth opposite such Incremental Revolving Credit Lender’s name on Schedule I attached hereto (each, an “Incremental Revolving Credit Commitment” and, collectively, the “Incremental Revolving Credit Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein. The Incremental Revolving Credit Commitments shall be deemed to be “Commitments” (as defined in the Credit

Agreement (as amended hereby)) for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Commitments outstanding immediately prior to the Incremental Amendment Effective Date (the “Existing Revolving Credit Commitments”).
(ii)    Notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the Incremental Amendment Effective Date, the Existing Revolving Credit Commitments and the Incremental Revolving Credit Commitments shall constitute a single class of Commitments for all purposes under the Credit Agreement (as amended hereby).
(b)     Each Incremental Revolving Credit Lender (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and provide an Incremental Revolving Credit Commitment have been made available to such Incremental Revolving Credit Lender; (ii) agrees that it will, independently and without reliance upon any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Incremental Amendment Effective Date such Incremental Revolving Credit Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.
SECTION 3.     Incremental Amendment Effective Date Reallocation.
(a)     On the Incremental Amendment Effective Date, each of the Lenders holding Existing Revolving Credit Commitments is hereby deemed to assign to each of the Incremental Revolving Credit Lenders pursuant to Section 9.04 of the Credit Agreement notwithstanding that no Assignment and Assumption will be executed and delivered to the Agent, and each of the Incremental Revolving Credit Lenders is hereby deemed to purchase from each of the Lenders holding Existing Revolving Credit Commitments, at the principal amount thereof, such interests in the Revolving Credit Loans outstanding on the Incremental Amendment Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans are held by the Lenders ratably in accordance with their Commitments after giving effect to the addition of such Incremental Revolving Credit Commitments to the Existing Revolving Credit Commitments.
(b)     With effect from and including the Incremental Amendment Effective Date and the increase in the Commitments as contemplated hereby, each Lender (other than any Incremental Revolving Credit Lender), immediately prior to such increase will automatically and without further act be deemed to have assigned to each Incremental Revolving Credit Lender, and each Incremental Revolving Credit Lender will automatically and without further act be deemed to have assumed, a portion of such Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Credit Agreement in Letters of Credit held by each Lender will equal the percentage of the aggregate Commitments (after giving effect to the Incremental Revolving Credit Commitments) represented by such Lender’s Revolving Credit Commitment (after giving effect to the Incremental Revolving Credit Commitments, if applicable).

SECTION 4.     Amendments to Credit Agreement.
(a)     Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:
“Incremental Facility Amendment” means, that certain Incremental Facility Amendment No. 1 to Credit Agreement dated as of March 12, 2020 among the Borrower, the other Loan Parties thereto, the Agent and the Lenders party thereto.
“Incremental Amendment Effective Date” means, the date on which the conditions precedent set forth in Section 5 of the Incremental Facility Amendment were satisfied or waived in accordance therewith.
“New Incremental Revolving Credit Commitments” means the Revolving Credit Commitments made on the Incremental Amendment Effective Date pursuant to the Incremental Facility Amendment.
(b)     The definition of “Commitments” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Commitment” means, with respect to each Lender, the sum of such Lender’s obligation to make Loans to Borrower pursuant to Section 2.01.  The initial amount of each Lender’s Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption or other documentation or record (as such term is defined in Section 9-102(a)(70) of the New York Uniform Commercial Code) as provided in Section 9.04(b)(ii)(C), pursuant to which such Lender shall have assumed its Commitment, as applicable.  The Commitments shall include all New Incremental Revolving Credit Commitments.  The aggregate Commitments is $300,000,000 on the Incremental Amendment Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.
(c)     The defined term “Lender” is hereby amended to add the following sentence after the last sentence thereof:
“For the avoidance of doubt, each Lender making a New Incremental Revolving Credit Commitment pursuant to the Incremental Facility Amendment shall constitute a “Lender” hereunder and, after the Incremental Amendment Effective Date, the Agent shall update and/or modify the Register to give effect to the Incremental Amendment Effective Date and the transactions contemplated by the Incremental Facility Amendment.”
(d)     Section 3.02 of the Credit Agreement is hereby amended to add the following phrase at the beginning thereof:
“As of the Amended and Restated Effective Date,”
(e)     Section 3.11 of the Credit Agreement is hereby amended to add the following phrase at the end of the first sentence thereof:
“as of the Amended and Restated Effective Date.”

(f)     Each of Sections 3.20(b) and 3.20(c) of the Credit Agreement is hereby amended to add the     following phrase at the end thereof:
“, in each case of clauses (i), (ii) and (iii), as of the Amended and Restated Effective     Date.”
(g)     The Commitment Schedule of the Credit Agreement is hereby amended and restated as set forth in Schedule II to this Amendment.
(h)     Exhibit F to the Credit Agreement is hereby amended and restated as set forth in Schedule III to this Amendment.
SECTION 5.     Conditions Precedent to Incremental Revolving Credit Commitments. This Amendment and each Incremental Revolving Credit Lender’s obligation to provide the Incremental Revolving Credit Commitments pursuant to this Amendment shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Incremental Amendment Effective Date”):
(a)     The Agent shall have received from the Borrower, each other Loan Party and each Incremental Revolving Credit Lender either (i) a counterpart of this Amendment duly executed and delivered on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has duly executed and delivered a counterpart of this Amendment.
(b)     The Agent shall have received a favorable written opinion (addressed to the Agent and the Lenders (including, without limitation, the Incremental Revolving Credit Lenders) and dated the Incremental Amendment Effective Date) of (i) Davis Polk & Wardwell LLP, counsel to the Loan Parties, (ii) Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel to the Loan Parties and (iii) Hill Ward Henderson, Florida counsel to the Loan Parties, in form and substance reasonably satisfactory to the Agent.
(c)     The Agent shall have received a certificate of each Loan Party, dated the Incremental Amendment Effective Date and in form and substance reasonably satisfactory to the Agent, executed by any Responsible Officer of such Loan Party, including or attaching the documents or certifications, as applicable, referred to in paragraph (d) of this Section 5.
(d)     The Agent shall have received (i) as to each Loan Party, either (x) a copy of each certificate or articles of incorporation or organization or other applicable constitutive documents of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s certificate or articles of incorporation or organization or other applicable constitutive documents most recently certified and delivered to the Agent prior to the Incremental Amendment Effective Date pursuant to the Loan Documents remain in full force and effect on the Incremental Amendment Effective Date without modification or amendment since such original delivery, (ii) as to each Loan Party, either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing the Loan Documents to which it is a party or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s signature and incumbency certificates most recently delivered to the Agent prior to the Incremental Amendment Effective Date pursuant to the Loan Documents remain true and correct as of the Incremental Amendment Effective Date, (iii) copies of resolutions of the board of directors and/or similar governing bodies of each Loan

Party approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Incremental Amendment Effective Date by a secretary, an assistant secretary or a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment, and (iv) a certificate of existence or good standing (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.
(e)     The Agent shall have received for each Incremental Revolving Credit Lender that shall have requested a promissory note at least three (3) Business Days prior to the Incremental Amendment Effective Date, a duly completed and executed promissory note for such Incremental Revolving Credit Lender.
(f)     The Agent shall have received all fees and other amounts due and payable on or prior to the Incremental Amendment Effective Date, including, to the extent invoiced at least three (3) Business Days prior to the Incremental Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party pursuant to Section 9.03 of the Credit Agreement.
(g)     The Agent shall have received a certificate from the chief financial officer, treasurer or other financial officer of the Borrower certifying as to the solvency of the Borrower on a consolidated basis after giving effect to the Transactions, substantially in the form of Schedule III hereto.
(h)     The Agent and Incremental Revolving Credit Lenders shall have received, prior to the Incremental Amendment Effective Date, (i) all documentation and other information about the Borrower and the other Loan Parties as shall have been reasonably requested in writing at least ten (10) Business Days prior to the Incremental Amendment Effective Date by the Agent or such Incremental Revolving Credit Lender that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and regulations pertaining to beneficial ownership of legal entity customers, and (ii) to the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), a customary certification regarding beneficial ownership required by the Beneficial Ownership Regulation in relation to the Borrower to the extent requested in writing at least five (5) Business Days prior to the Incremental Amendment Effective Date by the Agent or such Incremental Revolving Credit Lender.
(i)     The Borrower shall have paid to the Agent, for the ratable account of the Lenders immediately prior to the Incremental Amendment Effective Date, all accrued and unpaid interest on the outstanding Revolving Loans to, but not including, the Incremental Amendment Effective Date.
(j)     Upon the effectiveness of this Amendment, no Default or Event of Default shall exist.
(k)     Upon the effectiveness of this Amendment, the Borrower is in compliance, on a pro forma basis, with the covenants contained in Section 6.22 of the Credit Agreement.

(l)     The representations and warranties in Section 6 of this Amendment shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
(m)     The Agent shall have received a certificate of a Responsible Officer of Borrower, dated the Incremental Amendment Effective Date, certifying compliance with the conditions set forth in paragraphs (j), (k) and (l) of this Section 5.
The Agent shall notify the Borrower and the Lenders of the Incremental Effective Date, and such notice shall be conclusive and binding.
SECTION 6.     Representations and Warranties. In order to induce the Incremental Revolving Credit Lenders and the Agent to enter into this Amendment and to induce the Incremental Revolving Credit Lenders to provide the Incremental Revolving Credit Commitments, the Borrower hereby represents and warrants to the Incremental Revolving Credit Lenders and the Agent on and as of the Incremental Amendment Effective Date that:
(a)     Existence, Good Standing and Authority to do Business. Borrower and each Loan Party is a business entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization. Borrower and each Loan Party is duly qualified to transact business and is in good standing as a foreign entity in each jurisdiction where the nature and extent of its business and properties require due qualification and good standing and where failure to do so would reasonably be expected to result in a Material Adverse Event. Except where the failure to do so is not a Material Adverse Event, Borrower and each Loan Party possesses all requisite authority, power, licenses, permits, and franchises (i) to own and operate its properties and assets and (ii) to conduct its business as presently conducted and as presently planned to be conducted.
(b)     Authorization; Compliance and No Default. The execution and delivery by Borrower and each Loan Party of this Amendment and each other Loan Document and Borrower’s and each Loan Party’s performance of their obligations under the Amendment and each other Loan Document: (i) are within its corporate, company or partnership power, (ii) have been duly authorized by all necessary corporate, company or partnership action, (iii) do not require action by, or filing with, any Governmental Authority or any action by any other Person (other than any action taken or filing made on or before the Incremental Amendment Effective Date), (iv) do not violate any provision of such Borrower’s or Guarantor’s organizational documents, (v) to the knowledge of Borrower, do not violate any material provision of Law or any order of any Governmental Authority, in each case applicable to such Borrower or Loan Party, (vi) do not materially violate, or constitute a material breach of, any material agreements to which it is a party (and no default exists on the part of such Borrower or Loan Party under any such agreement to which it is a party), and (vii) will not result in the creation or imposition of any Lien on any asset of Borrower or any Loan Party other than Liens in favor of Agent.
(c)     Binding Effect. This Amendment has been, and each other Loan Document (i) has been duly executed and delivered by Borrower and each Loan Party which is a party to it, (ii) constitutes the legal, valid and binding obligation of Borrower and each Loan Party which is a party to it, and (iii) is enforceable against Borrower, and each Loan Party which is a party to it in accordance with its respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

(d)     Incorporation of Representations and Warranties. The representations and warranties of the Borrower set forth in the Credit Agreement and in any other Loan Document are true and correct on and as of the Incremental Amendment Effective Date (or, in the case of any such representation or warranty expressly stated to have been made as of a specific date, as of such specific date).
SECTION 7.     Reaffirmation of Guarantees and Security Interests. Each Loan Party party hereto hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof and consents to the terms and conditions of this Amendment and the transactions contemplated hereby, including the provision of the Incremental Revolving Credit Commitments. Each Loan Party hereby (a) affirms and confirms its prior guarantees, pledges, grants and other undertakings under the Credit Agreement and the other Loan Documents to which it is a party, (b) agrees that (i) the Credit Agreement and each other Loan Document to which it is a party shall continue to be in full force and effect and (ii) all prior guarantees, pledges, grants and other undertakings thereunder shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, including the Incremental Revolving Credit Lenders, and (c) acknowledges that from and after the date hereof, all Incremental Revolving Credit Commitments from time to time outstanding shall be deemed to be Obligations. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents, in each case, as amended by this Amendment.
SECTION 8.     Expenses; Indemnity; Damage Waiver. Section 9.03 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis, as if such Section was set forth in full herein.
SECTION 9.     Miscellaneous.
(a)     Recordation of the Incremental Revolving Credit Commitments. Upon execution and delivery hereof, the Agent will record in the Register the Incremental Revolving Credit Commitments made by the Incremental Revolving Credit Lenders.
(b)     Amendment, Modification and Waiver. This Amendment may not be amended and no provision hereof may be waived except pursuant to a writing signed by each of the parties hereto.
(c)     Entire Agreement. This Amendment, the Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
(d)     Governing Law; Jurisdiction; Waiver of Venue; Service of Process. Section 9.09 of the Credit Agreement is hereby incorporated by reference, mutatis mutandis, as if such Section was set forth in full herein.
(e)     WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY

HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OR OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(f)     Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(g)     Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.
(h)     Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
(i)     Reference to and Effect on the Credit Agreement and the Other Loan Documents. On and after the Incremental Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed and this Amendment shall not constitute a novation of the Credit Agreement of any other Loan Document. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BALDWIN RISK PARTNERS, LLC,
a Delaware limited liability company

By:	/s/ John Valentine
Name: John Valentine
Title: Authorized Representative

[Signature Page to Incremental Facility Amendment No. 1 to Credit Agreement]

Baldwin Krystyn Sherman Partners, LLC
BKS Partners Private Risk Group, LLC
BRP Medicare Insurance Holdings, LLC
BRP Medicare Insurance, LLC
BRP Medicare Insurance II, LLC
BRP Medicare Insurance III, LLC
BRP Main Street Insurance Holdings, LLC
BRP Ryan Insurance, LLC
BRP Bradenton Insurance, LLC
BRP Affordable Home Insurance, LLC
BKS D&M Holdings, LLC
BRP D&M Insurance, LLC
BRP Insurance Intermediary Holdings, LLC
AB Risk Specialist, LLC
KB Risk Solutions, LLC
BRP Black Insurance, LLC
BKS Financial Services Holdings, LLC
BKS Financial Investments, LLC
BKS Securities, LLC
League City Office Building, LLC
Millennial Specialty Insurance, LLC
BRP Foundation, LLC
The Villages Insurance Partners, LLC
BRP Colleague Inc.
BRP Specialty Wholesale, LLC

By:	/s/ John Valentine
Name: John Valentine
Title: Authorized Representative

[Signature Page to Incremental Facility Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Agent and Incremental Revolving Credit Lender

By:	/s/ Edyn Hengst
Name: Edyn Hengst
Title: Authorized Officer

[Signature Page to Incremental Facility Amendment No. 1 to Credit Agreement]

BANK OF AMERICA, N.A.,
as Incremental Revolving Credit Lender

By:	/s/ Cameron Cardozo
Name: Cameron Cardozo
Title: Senior Vice President

[Signature Page to Incremental Facility Amendment No. 1 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Incremental Revolving Credit Lender

By:	/s/ William R. Goley
Name: William R. Goley
Title: Managing Director

[Signature Page to Incremental Facility Amendment No. 1 to Credit Agreement]

LAKE FOREST BANK & TRUST COMPANY, N.A., a
subsidiary of Wintrust Financial Corporation,
as Incremental Revolving Credit Lender

By:	/s/ Lena Dawson
Name: Lena Dawson
Title: Senior Vice President

[Signature Page to Incremental Facility Amendment No. 1 to Credit Agreement]

Schedule I
As of the Incremental Amendment Effective Date:

Incremental Revolving Credit Lender	Incremental Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$34,000,000.00
Bank of America, N.A.	$18,000,000.00
Wells Fargo Bank, National Association	$18,000,000.00
Lake Forest Bank & Trust Company, N.A.	$5,000,000.00
Total:	$75,000,000.00

Schedule II

Amended and Restated Commitment Schedule

Lender	Commitment (as of the Incremental Amendment Effective Date)	Commitment (prior to the Incremental Amendment Effective Date)
JPMorgan Chase Bank, N.A.	$114,000,000.00	$80,000,000.00
Bank of America, N.A.	$63,000,000.00	$45,000,000.00
Wells Fargo Bank, National Association	$63,000,000.00	$45,000,000.00
Cadence Bank, N.A.	$35,000,000.00	$35,000,000.00
Lake Forest Bank & Trust Company, N.A.	$25,000,000.00	$20,000,000.00
Total	$300,000,000.00	$225,000,000.00

Schedule III

FORM OF SOLVENCY CERTIFICATE
[ ], 2020
To the Agent and each of the Lenders party to the Amendment referred to below:
I, the undersigned chief financial officer of Baldwin Risk Partners, LLC, a Delaware limited liability company (“Borrower”), in that capacity only and not in my individual capacity (and without personal liability), do hereby certify as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such facts and circumstances after the date hereof), that:
1.    This certificate is furnished to the Agent and the Lenders pursuant to Section 5(g) of the Incremental Facility Amendment to Credit Agreement, dated as of March 12, 2020 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Amendment”), among Borrower, each lender from time to time party thereto, each of the Guarantors party thereto, and JPMorgan Chase Bank, N.A., as Agent (the “Agent”), which amends that certain Fourth Amended and Restated Credit Agreement, dated as of December 19, 2019 (as further amended or otherwise modified from time to time, including by the Amendment, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and the Agent. Unless otherwise defined herein, capitalized terms used in this certificate shall have the meanings set forth in the Credit Agreement.
2.    For purposes of this certificate, the terms below shall have the following definitions:
(a)    “Fair Value”
The amount at which the assets (both tangible and intangible), in their entirety, of Borrower would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.
(b)    “Present Fair Salable Value”
The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of Borrower are sold with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.
(c)    “Liabilities”
The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Borrower, as of the date hereof after giving effect to the consummation of the Transactions, determined in accordance with GAAP consistently applied.
(d)    “Will be able to pay their Liabilities as they mature”
For the period from the date hereof through the Maturity Date, Borrower will have sufficient assets and cash flow to pay its Liabilities as those liabilities mature or (in the case of contingent Liabilities)

otherwise become payable, in light of business conducted or anticipated to be conducted by the Loan Parties and in light of the anticipated credit capacity.
(e)    “Do not have Unreasonably Small Capital”
Borrower after consummation of the Transactions (as defined in the Amendment) is a going concern and has sufficient capital to reasonably ensure that it will continue to be a going concern for the period from the date hereof through the Maturity Date. I understand that “unreasonably small capital” depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the business conducted or anticipated to be conducted by the Borrower and in light of the anticipated credit capacity.
3.    For purposes of this certificate, I, or officers of the Borrower under my direction and supervision, have performed the following procedures as of and for the periods set forth below.
(a)    I have reviewed the financial statements most recently delivered pursuant to Section 3.23 of the Credit Agreement.
(b)    I have knowledge of and have reviewed to my satisfaction the Credit Agreement.
(c)     As chief financial officer of the Borrower, I am familiar with the financial condition of the Borrower.
4.    Based on and subject to the foregoing, I hereby certify on behalf of Borrower that after giving effect to the consummation of the Transactions (as defined in the Amendment), it is my opinion that (i) the Fair Value of the assets of the Borrower exceeds its Liabilities, (ii) the Present Fair Salable Value of the assets of Borrower exceeds its Liabilities; (iii) Borrower does not have Unreasonably Small Capital; and (iv) Borrower will be able to pay its Liabilities as they mature.
* * *

IN WITNESS WHEREOF, Borrower has caused this certificate to be executed on its behalf by the undersigned chief financial officer as of the date first written above.

BALDWIN RISK PARTNERS, LLC

By:
Name:
Title: